Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. (s) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Smith & Wesson Holding Corporation (the “Company”) hereby certifies, that:

     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROY C. CUNY
Roy C. Cuny
Chief Executive Officer

Dated: March 16, 2004

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